SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2013

Avante Systems, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-171305	99-0362655
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 709-710, 7/F Tower 1, Silvercord Centre, Tsim Sha Tsui, Kowloon, Hong Kong	________
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 852-3111-3951

695-24-05 Desa Kiara, Jalan Damasara Kuala Lumpur, Malaysia (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into A Material Definitive Agreement

On April 19, 2013, we entered into an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (the “Agreement”) with our prior officers and directors, Xu Hai Bo and Ran Hong Dan. Pursuant to the Agreement, we transferred all assets and business operations associated with our cellular video camera to Xu Hai Bo and Ran Hong Dan. In exchange, Xu Hai Bo and Ran Hong Dan agreed to cancel their 1,275,000 shares in our company and assume and cancel all liabilities relating to our former business, including officer loans amounting to $20,650.

As a result of the Agreement, we are no longer pursuing our former business plan. Under the direction of our newly appointed officer and director, as set forth below, we intend to develop a business focused on 3D printers for professionals and consumers. Our mission is to develop a comprehensive product that is affordable to own and operate.

SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On April 19, 2013, we issued 1,000,000 shares of our common stock pursuant to Regulation S of the Securities Act of 1933, as amended, to Yuen Hong Sezto. We received proceeds of $50,000 from the offering. The purchaser represented to us that he was a Non-US Person as defined in Regulation S. We did not engage in a distribution of this offering in the United States. The purchaser represented his intention to acquire the securities for investment only and not with a view toward distribution. The purchaser was given adequate access to sufficient information about us to make an informed investment decision. None of the securities were sold through an underwriter and accordingly, there were no underwriting discounts or commissions involved.

SECTION 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

The information set forth in Items 1.01 and 3.02 above related to a change of control is incorporated herein by reference.

As a result of the cancellation of 1,275,000 shares by Xu Hai Bo and Ran Hong Dan and the purchase of 1,000,000 shares by Yuen Hong Sezto there has been a change in control of our company.

In connection with the change in control of our company, Xu Hai Bo and Ran Hong Dan appointed Yuen Hong Sezto to the board of directors and to certain officer positions and then resigned from all officer and director positions, as discussed in Item 5.02, below.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Following the change in control, the following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of April 19, 2013 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

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Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on 2,350,000 shares of Common Stock issued and outstanding.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Yuen Hong Sezto Room 709-710, 7/F Tower 1, Silvercord Centre, Tsim Sha Tsui, Kowloon, Hong Kong	1,000,000	42%
	All Officers and Directors as a Group (one person)	1,000,000	42%
	Other 5% owners
	None.

Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five percent (5%) of our common stock.

Except as superseded or updated by the disclosures set forth in this Current Report, all other information required Item 5.01(a)(8) of Form 8-K may be found in the Company’s Annual Report on Form 10-K filed January 25, 2013, the Form 10-Q filed on March 7, 2013, and in the Company’s Registration Statement on Form S-1/A filed May 9, 2011, each of which is incorporated herein by reference as permitted by Item 5.01(a)(8) of Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 19, 2013, the board of directors appointed Yuen Hong Sezto to our board of directors. In addition, the board appointed Yuen Hong Sezto as President and Chief Executive Officer.

Following these appointments, the board accepted the resignations of Xu Hai Bo and Ran Hong Dan as our former officers and directors. There was no known disagreement with Xu Hai Bo and Ran Hong Dan regarding our operations, policies, or practices.

Yuen Hong Sezto is our newly appointed President, Chief Executive Officer, and Director.

Mr. Yuen Hong Szeto was born in Hong Kong and holds a B.A. degree in Mathematics for Commerce. From April 2011 to Feb 2012 Mr. Szeto has been served as Project Manager at Binyee Technology and Trading Co., Ltd, he oversees and Prepares marketing objectives and plans for the company’s products launch in Hong Kong and China, including 2d and 3d printers and its prototyping products and services. From 2007 to Feb 2011 Mr. Szeto has been served as Account Manager at Richfield Group Holdings Ltd. He is oversees projects in property consolidation, assembly and redevelopment. He provides budgeting analysis reports, profit projections in redevelopment projects. He liaises with different parties including: developers, landlords, government authorities, lawyers, surveying and engineering consultants.

Our newly-appointed officer and director has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have any written employment agreements or other formal compensation agreements with Yuen Hong Sezto. Compensation arrangements with our officers and directors are the subject of ongoing development and we will make appropriate additional disclosures as they are further developed and formalized.

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SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Following the transactions described above, our corporate offices have been moved and our phone number has changed. Our new office address and phone number is:

Room 709-710, 7/F Tower 1,

Silvercord Centre, Tsim Sha Tsui, Kowloon,

Hong Kong

Tel: 852-3111-3951

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avante Systems, Inc.

/s/ Yuen Hong Sezto

Yuen Hong Sezto

President and Chief Executive Officer

Date: April 24, 2013

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